PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net
Property and equipment, net consist of the following:

	As of December 31,
	2018	2019
Cost:
Buildings	247	247
Leasehold improvements	7,389	8,414
Furniture, fixtures and equipment	1,162	1,270
Motor vehicles	1	1

	8,799	9,932
Less: Accumulated depreciation	(4,344)	(4,918)

	4,455	5,014
Construction in progress	563	840

Property and equipment, net	5,018	5,854